EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

Exhibit 4

FORM OF SUBSCRIPTION AGREEMENT

EAST WEST INTERNATIONAL, INC.

a Wyoming corporation

Up to 5,000,000 Shares of Common Stock, par value $0.001 per share

Offering Price: $0.10 per Share · Maximum Aggregate Offering Price: $500,000

Qualified pursuant to Tier 1 of Regulation A under the Securities Act of 1933, as amended

THE SHARES OFFERED HEREBY ARE OFFERED PURSUANT TO AN OFFERING STATEMENT ON FORM 1-A (FILE NO. 026-[*]) QUALIFIED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) UNDER TIER 1 OF REGULATION A PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). AN OFFERING STATEMENT QUALIFIED UNDER REGULATION A DOES NOT CONTAIN THE SAME INFORMATION THAT WOULD BE CONTAINED IN A REGISTRATION STATEMENT ON FORM S-1 OR OTHER REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, AND THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT.

THE COMMISSION DOES NOT PASS UPON THE MERITS OF OR GIVE ITS APPROVAL TO ANY SECURITIES OFFERED OR THE TERMS OF THE OFFERING, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF ANY OFFERING CIRCULAR OR OTHER SOLICITATION MATERIALS. THESE SECURITIES ARE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE COMMISSION; HOWEVER, THE COMMISSION HAS NOT MADE AN INDEPENDENT DETERMINATION THAT THE SECURITIES OFFERED ARE EXEMPT FROM REGISTRATION. NO STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED OF THE SHARES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE OFFERING CIRCULAR OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS IS A TIER 1 OFFERING. TIER 1 OF REGULATION A DOES NOT PREEMPT THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF STATE SECURITIES (“BLUE SKY”) LAWS UNDER SECTION 18 OF THE SECURITIES ACT. THE SHARES MAY BE OFFERED AND SOLD ONLY IN THOSE JURISDICTIONS IN WHICH THE OFFERING HAS BEEN REGISTERED OR QUALIFIED OR IN WHICH AN EXEMPTION IS AVAILABLE. THE COMPANY WILL NOT ACCEPT A SUBSCRIPTION FROM A RESIDENT OF ANY JURISDICTION IN WHICH THE OFFERING IS NOT SO QUALIFIED OR EXEMPT.

AN INVESTMENT IN THE SHARES INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR PERSONS WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT AND WHO HAVE NO NEED FOR LIQUIDITY. THERE IS NO ESTABLISHED PUBLIC TRADING MARKET FOR THE COMMON STOCK, AND NO ASSURANCE CAN BE GIVEN THAT ANY MARKET WILL EVER DEVELOP. THE OFFERING IS SELF-UNDERWRITTEN AND IS BEING CONDUCTED ON A BEST-EFFORTS BASIS. THERE IS NO MINIMUM NUMBER OF SHARES THAT MUST BE SOLD, NO MINIMUM AMOUNT OF PROCEEDS THAT MUST BE RAISED, AND NO ESCROW, TRUST, OR IMPOUND ACCOUNT. SUBSCRIPTION FUNDS WILL BE AVAILABLE FOR IMMEDIATE USE BY THE COMPANY UPON ACCEPTANCE OF A SUBSCRIPTION AND WILL NOT BE RETURNED TO A SUBSCRIBER IF THE OFFERING IS UNDERSUBSCRIBED. SEE “RISK FACTORS” IN THE OFFERING CIRCULAR.

THE COMPANY MAY ELECT TO SATISFY ITS OBLIGATION TO DELIVER A FINAL OFFERING CIRCULAR BY SENDING THE SUBSCRIBER A NOTICE WITHIN TWO BUSINESS DAYS AFTER COMPLETION OF THE SALE THAT CONTAINS THE URL WHERE THE FINAL OFFERING CIRCULAR, OR THE OFFERING STATEMENT IN WHICH THE FINAL OFFERING CIRCULAR WAS FILED, MAY BE OBTAINED ON THE COMMISSION’S EDGAR SYSTEM.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

INSTRUCTIONS TO PROSPECTIVE INVESTORS

Please read the Offering Circular in its entirety before completing these subscription documents. Capitalized terms used but not defined in these instructions have the meanings given to them in the Subscription Agreement that follows.

To subscribe for shares of common stock of East West International, Inc., a prospective investor must complete each of the following steps:

1.Read the Offering Circular. Read the entire Offering Circular, including the section captioned “Risk Factors,” the financial statements, and the notes to the financial statements. If you received a Preliminary Offering Circular, you may not be sold Shares until at least 48 hours after a Preliminary Offering Circular has been furnished to you.

2.Complete the Subscription Agreement. Complete, date, and sign the Subscription Agreement, including the applicable signature page (Individual, Joint, or Entity/Fiduciary) and the Substitute Form W-9 certification at Exhibit C.

3.Complete the Investor Suitability Questionnaire. Complete and sign the Investor Suitability and Eligibility Questionnaire attached as Exhibit A. The Company will rely on your responses in determining whether your subscription may be accepted under applicable federal and state law.

4.Tender payment in full. Tender the full purchase price for the Shares subscribed for, in United States dollars, by check or wire transfer of immediately available funds in accordance with the payment instructions set forth at Exhibit B. Subscriptions tendered without payment in full will not be considered.

5.Deliver the completed documents. Deliver the executed Subscription Agreement, Exhibit A, and Exhibit C, together with payment, to the Company at the address, electronic mail address, or transmission facility identified at Exhibit B.

No subscription is binding on the Company, and no Shares will be issued, unless and until the Company accepts the subscription in writing by executing the Acceptance page of the Subscription Agreement. The Company reserves the right to accept or reject any subscription, in whole or in part, in its sole and absolute discretion, for any reason or for no reason. If your subscription is rejected in whole or in part, the Company will return the rejected portion of your subscription funds to you, without interest and without deduction, promptly following the rejection.

Questions. Direct any questions regarding the completion of these subscription documents to Nezar Mohamed, President and Chief Executive Officer, East West International, Inc., 5023 West 120th Avenue, PMB #324, Broomfield, Colorado 80020-5606, telephone (702) 767-3065. Neither the Company nor any of its officers, directors, employees, or agents is authorized to give any information or make any representation not contained in the Offering Circular, and any such information or representation must not be relied upon.

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EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement” or this “Agreement”) is made and entered into as of the date set forth on the signature page hereto, by and between East West International, Inc., a Wyoming corporation (the “Company”), and the undersigned subscriber identified on the signature page hereto (the “Subscriber”).

WHEREAS, the Company has filed with the Commission an offering statement on Form 1-A (File No. 026-[*]), including an offering circular (as supplemented or amended from time to time, the “Offering Circular”), relating to the offer and sale by the Company of up to 5,000,000 shares of its common stock, par value $0.001 per share (the “Company Shares”), at a fixed price of $0.10 per share, on a self-underwritten, best-efforts basis, pursuant to an exemption from registration under Tier 1 of Regulation A promulgated under the Securities Act (the “Offering”);

WHEREAS, the Offering Circular also relates to the resale, from time to time, of up to 280,000 outstanding shares of the Company’s common stock by the selling securityholders identified therein, which shares are not offered by the Company and are not the subject of this Agreement; and

WHEREAS, the Subscriber desires to subscribe for and purchase from the Company, and the Company desires to sell to the Subscriber, subject to the Company’s acceptance and to the terms and conditions of this Agreement, the number of Company Shares set forth on the signature page hereto (the “Shares”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Subscriber agree as follows:

1.Subscription.

(a)Subscription for Shares. Subject to the terms and conditions of this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the number of Shares set forth on the signature page hereto, at a purchase price of $0.10 per Share (the “Purchase Price”), for the aggregate purchase price set forth on the signature page hereto (the “Subscription Amount”). The Purchase Price is fixed for the duration of the Offering and is not subject to negotiation, discount, or adjustment.

(b)Minimum Subscription. The minimum subscription is two thousand, five hundred (2,500) Shares ($250), except that the Company may, in its sole discretion, accept a subscription for a lesser number of Shares. Subscriptions must be made in whole Shares; the Company will not issue fractional shares and will round any fractional share down to the nearest whole Share and refund the corresponding portion of the Subscription Amount, without interest.

(c)Payment. Concurrently with the delivery of this Agreement, the Subscriber shall tender the full Subscription Amount in United States dollars by check or wire transfer of immediately available funds, in each case payable to the order of the Company and delivered in accordance with the payment instructions set forth at Exhibit B. A subscription that is not accompanied by payment in full will not be considered by the Company.

(d)Delivery of Subscription Documents. The Subscriber shall deliver to the Company (i) this Agreement, completed and executed; (ii) the Investor Suitability and Eligibility Questionnaire attached as Exhibit A, completed and executed; (iii) the Substitute Form W-9 (or applicable Form W-8) certification attached as Exhibit C; and (iv) such additional information and documentation as the Company may reasonably request to verify the accuracy of the Subscriber’s representations, to satisfy the Company’s obligations under applicable federal and state securities laws, or to comply with applicable anti-money laundering, sanctions, or customer identification requirements.

2.Offering Terms; No Minimum Offering; No Escrow; No Underwriter.

(a)Best-Efforts, Self-Underwritten Offering. The Subscriber understands and acknowledges that the Offering is being conducted by the Company on a self-underwritten, best-efforts basis, that no underwriter, placement agent, broker, dealer, finder, or selling agent has been engaged in connection with the Offering, and that the Company Shares are being offered and sold by the Company’s officers and directors, Nezar Mohamed and Ted D. Campbell II, in reliance on the safe harbor from broker-dealer

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

registration provided by Rule 3a4-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No officer, director, or affiliate of the Company will receive any commission, finder’s fee, or other transaction-based compensation in connection with the Offering.

(b)No Minimum; No Escrow. The Subscriber understands and acknowledges that: (i) there is no minimum number of Company Shares that must be sold and no minimum amount of proceeds that must be raised in the Offering; (ii) except to the extent required by the securities laws of a particular qualifying jurisdiction, the Company has not established and does not intend to establish an escrow, trust, or impound account for subscription funds; (iii) subscription funds will be deposited directly into the Company’s operating account upon acceptance of the subscription and will be immediately available for use by the Company in its discretion; (iv) the Subscriber will have no right to the return of the Subscription Amount after the Company accepts the subscription, notwithstanding that the Offering may ultimately be undersubscribed; and (v) the Company may complete the Offering having sold a number of Company Shares, and having raised an amount of proceeds, materially less than the maximum offering amount, which may be insufficient to fund the Company’s stated plan of operation.

(c)Offering Period. The Offering commenced on the date the Offering Statement was qualified by the Commission and will continue for a period of up to 360 days from that date, unless extended by the Company’s Board of Directors for an additional period of up to 90 days, or unless all of the Company Shares are sold or the Offering is terminated earlier by the Board of Directors, whichever occurs first. The Company may terminate or withdraw the Offering at any time, in whole or in part, without notice to any prospective investor whose subscription has not been accepted.

(d)Continuing Offering; Other Subscribers. The Subscriber understands that the Company is offering the Company Shares to other prospective investors on the same terms and that the Company may accept subscriptions from time to time in one or more closings, in each case in its sole discretion and without notice to, or the consent of, the Subscriber.

3.  Acceptance or Rejection of Subscription.

(a)Sole Discretion. This Agreement constitutes an offer by the Subscriber to purchase the Shares. The offer is not binding upon the Company unless and until the Company accepts it in writing by executing the Acceptance page hereof. The Company may accept or reject this subscription, in whole or in part, in its sole and absolute discretion, for any reason or for no reason, including without limitation if the Company determines that the Subscriber does not satisfy applicable suitability or eligibility standards, that acceptance would violate applicable federal or state securities law, or that the Offering has been fully subscribed or terminated.

(b)Partial Acceptance. If the Company accepts this subscription in part, the Company will issue the number of Shares accepted and will return the balance of the Subscription Amount to the Subscriber, without interest and without deduction, promptly following the partial acceptance.

(c)Rejection; Return of Funds. If the Company rejects this subscription in whole, the Company will return the Subscription Amount to the Subscriber, without interest and without deduction, promptly following the rejection, and this Agreement will thereupon be of no further force or effect. The Subscriber will not be entitled to any interest, earnings, or other return on subscription funds for any period during which those funds are held by the Company pending acceptance or rejection.

(d)Effectiveness. This Agreement becomes a binding agreement between the Company and the Subscriber on the date the Company executes the Acceptance page hereof (as to the Shares accepted).

4.Irrevocability; Withdrawal and Rescission Rights.

(a)Irrevocable Subscription. Except as otherwise required by applicable law, the Subscriber’s subscription is irrevocable, and the Subscriber may not cancel, terminate, revoke, or withdraw this Agreement or any part of the Subscription Amount, or transfer or assign this subscription or any interest herein.

(b)Statutory Rights Preserved. Nothing in this Agreement limits or waives any right of withdrawal, rescission, or refund that is conferred upon the Subscriber by, and that may not be waived under, the

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

Securities Act, the Exchange Act, or the securities laws of the Subscriber’s state of residence, including any right arising from a material change to the Offering Circular or from a condition imposed by a state securities administrator. Any rights of withdrawal or rescission applicable in the Subscriber’s jurisdiction are described in Annex I.

(c) Death or Disability. The Subscriber acknowledges that the death, disability, dissolution, bankruptcy, or insolvency of the Subscriber after the Company’s acceptance of this subscription will not relieve the Subscriber or the Subscriber’s estate or successors of any obligation hereunder or entitle any person to the return of the Subscription Amount.

5.Closing; Issuance and Delivery of Shares.

(a)Closing. The closing of the purchase and sale of the Shares (a “Closing”) will occur on the date the Company accepts this subscription, or on such later date as the Company may determine. The Company may conduct multiple Closings during the Offering Period.

(b)Issuance. Promptly following a Closing, the Company will cause the Shares purchased to be issued and registered in the name of the Subscriber as set forth on the signature page hereto and recorded on the books and records of the Company or its transfer agent. The Company intends to appoint Empire Stock Transfer, Inc. (Las Vegas, Nevada), or another transfer agent registered with the Commission, upon the close of the Offering. Until a transfer agent is appointed, the Shares will be recorded on the Company’s stock ledger maintained by its Secretary.

(c)Form of Ownership. The Shares may be issued in book-entry or direct registration form or, at the Company’s election, evidenced by a physical certificate. The Subscriber acknowledges that delivery of a physical certificate may be delayed pending appointment of a transfer agent and that no such delay will give rise to any right of rescission or claim for damages.

(d)No Legend on Qualified Shares. The Subscriber understands that Shares purchased in the Offering from the Company are not “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and generally will be issued without a Securities Act restrictive legend, but that the Shares nonetheless: (i) will be subject to any transfer restrictions imposed by applicable state securities laws, (ii) may be subject to restrictions if the Subscriber is or becomes an affiliate of the Company, and (iii) are subject to the practical restriction that no public trading market for the common stock presently exists.

6.Delivery of Offering Circular; Access Equals Delivery.

(a)Receipt. The Subscriber acknowledges receipt of the Offering Circular, in preliminary or final form, and confirms that the Subscriber has been afforded a reasonable opportunity to review it in its entirety prior to executing this Agreement.

(b)Forty-Eight Hour Requirement. If a Preliminary Offering Circular was used to offer the Shares to the Subscriber prior to qualification of the Offering Statement, the Subscriber acknowledges that a Preliminary Offering Circular was furnished to the Subscriber at least 48 hours prior to the sale of the Shares to the Subscriber, as contemplated by Rule 251(d)(2)(i) under the Securities Act.

(c)Access Equals Delivery. The Subscriber consents to the Company’s satisfaction of its obligation to deliver a final Offering Circular by delivering, within two business days after completion of the sale to the Subscriber, a notice containing the uniform resource locator at which the final Offering Circular, or the offering statement in which the final Offering Circular was filed, may be obtained on the Commission’s EDGAR system, as permitted by Rule 251(d)(2) and Rule 253(g) under the Securities Act.

(d)Supplements and Amendments. The Subscriber acknowledges that the Company may supplement or amend the Offering Circular from time to time and that the Subscriber is responsible for reviewing any such supplement or amendment filed with the Commission prior to the acceptance of the Subscriber’s subscription.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

7.  Representations and Warranties of the Company.

The Company represents and warrants to the Subscriber, as of the date of the Company’s acceptance of this subscription, that:

(a)Organization and Good Standing. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Wyoming, and has all requisite corporate power and authority to own its properties, to conduct its business as presently conducted, and to enter into and perform this Agreement.

(b)Authorization. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement, upon acceptance by the Company, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity.

(c)Valid Issuance. The Shares, when issued, delivered, and paid for in accordance with this Agreement, will be duly authorized, validly issued, fully paid, and non-assessable, and will be free of any liens or encumbrances created by the Company, other than restrictions arising under applicable securities laws.

(d)Qualification. The Offering Statement has been qualified by the Commission, and the Company will offer and sell the Shares only in those jurisdictions in which the Offering has been registered or qualified or in which an exemption from registration or qualification is available.

(e)No Conflict. The execution and delivery of this Agreement by the Company and the issuance of the Shares will not conflict with or result in a breach of the Company’s Articles of Incorporation or Bylaws or, in any material respect, of any material agreement to which the Company is a party.

(f) No Other Representations. Except as expressly set forth in this Section 7, the Company makes no representation or warranty of any kind to the Subscriber, and the Subscriber acknowledges that the Company’s business, prospects, and financial condition are described in, and subject to the risks and qualifications set forth in, the Offering Circular.

8.Representations, Warranties, and Acknowledgments of the Subscriber.

The Subscriber represents, warrants, acknowledges, and agrees, as of the date hereof and as of the date of the Company’s acceptance of this subscription, that:

(a)Receipt and Review of Offering Circular. The Subscriber has received, carefully read, and fully understands the Offering Circular, including the sections captioned “Risk Factors,” “Dilution,” “Use of Proceeds to Issuer,” “Determination of Offering Price,” “Plan of Distribution,” “Security Ownership of Management and Certain Securityholders,” and “Interest of Management and Others in Certain Transactions,” and the financial statements and notes thereto.

(b)Access to Information. The Subscriber has been afforded the opportunity to ask questions of, and receive answers from, the officers and directors of the Company concerning the Company, the Offering, and the terms and conditions of this investment, and to obtain any additional information the Company possesses or can acquire without unreasonable effort or expense. All questions of the Subscriber have been answered to the Subscriber’s satisfaction.

(c)Reliance Solely on the Offering Circular. In making the decision to purchase the Shares, the Subscriber has relied solely upon the Offering Circular and upon independent investigations made by the Subscriber and the Subscriber’s own advisors. No oral or written representation, warranty, projection, forecast, or assurance beyond those contained in the Offering Circular has been made to the Subscriber by the Company or any officer, director, employee, agent, or affiliate of the Company, and the Subscriber has not relied upon any such representation. Neither the Company nor any person acting on its behalf has been authorized to give any information or make any representation not contained in the Offering Circular.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

(d)Forward-Looking Statements; Use of Proceeds. The Subscriber understands that any projections, forecasts, plans of operation, or other forward-looking statements contained in the Offering Circular are estimates and expressions of present expectation only, are subject to significant business, economic, and competitive uncertainties, and may differ materially from actual results. The Subscriber further understands that the estimated use of proceeds set forth in the Offering Circular is an estimate only, is not binding on the Company, and is subject to the Company’s broad discretion, and that the Company may apply the proceeds of this Offering to uses that differ materially from those described.

(e)Speculative Investment; Ability to Bear Loss. The Subscriber understands that the Shares are a speculative investment involving a high degree of risk, has evaluated the risks of investing in the Company, and has determined that the Shares are a suitable investment for the Subscriber. The Subscriber has adequate financial means to provide for the Subscriber’s current needs and contingencies, has no need for liquidity in this investment, and is able to bear the complete loss of the entire Subscription Amount without a material adverse change in the Subscriber’s standard of living or financial condition.

(f)Knowledge and Experience. The Subscriber, either alone or together with the Subscriber’s purchaser representative, financial advisor, or other investment representative, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision.

(g)Illiquidity; No Public Market. The Subscriber understands that: (i) there is no established public trading market for the Company’s common stock; (ii) the Company intends to engage a market maker to file an application with the Financial Industry Regulatory Authority pursuant to Rule 15c2-11 under the Exchange Act to obtain a quotation of the common stock on the OTC Markets, but no assurance can be given that a market maker will agree to file such an application, that the application will be cleared, or that any trading market will ever develop or, if developed, be sustained; (iii) the Subscriber may be unable to liquidate the investment readily or at all; and (iv) the Subscriber must be prepared to hold the Shares for an indefinite period.

(h)Arbitrarily Determined Price. The Subscriber understands that the Purchase Price was arbitrarily determined by the Company, was not established by an independent valuation, underwriter, or market-clearing process, and bears no relationship to the Company’s assets, book value, net worth, results of operations, or any other recognized criterion of value, and that the Purchase Price substantially exceeds the net tangible book value per share of the common stock. The Subscriber further acknowledges that the Company may in the future issue securities at prices below the Purchase Price.

(i)Dilution. The Subscriber understands that the Subscriber will experience immediate and substantial dilution in the net tangible book value per share of the Shares purchased, as described under “Dilution” in the Offering Circular, and that the Company may issue additional shares of common stock in the future, which would further dilute the Subscriber’s proportionate ownership.

(j)Control by Founders; No Cumulative Voting. The Subscriber understands that the Company’s founders hold a substantial majority of the outstanding common stock, that there is no cumulative voting, and that, as a result, the founders will continue to control the election of directors and substantially all other matters submitted to a vote of stockholders following the Offering, and that the Subscriber will have no meaningful ability to influence the management or affairs of the Company.

(k)Penny Stock; No Dividends. The Subscriber understands that the common stock, if and when quoted, is expected to constitute a “penny stock” subject to Rules 15g-1 through 15g-9 under the Exchange Act, which may further limit liquidity, and that the Company has never paid and does not anticipate paying cash dividends on the common stock in the foreseeable future.

(l)Tier 1 Offering; No State Preemption. The Subscriber understands that this is a Tier 1 offering under Regulation A; that Tier 1 does not preempt state securities registration or qualification requirements under Section 18 of the Securities Act; that the Shares may be offered and sold only in jurisdictions in which the Offering has been registered or qualified or in which an exemption is available; and that the Company is not subject to the ongoing Tier 2 reporting obligations of Rule 257(b) under the Securities Act and will file only a Form 1-Z exit report as required by Rule 257(a), such that publicly available current information regarding the Company may be limited or unavailable after the Offering terminates.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

(m)No Investment Company; No Registration Under the Exchange Act. The Subscriber understands that the Company is not registered as an investment company under the Investment Company Act of 1940, that the Shares are not registered under Section 12 of the Exchange Act, and that the Company is not currently required to file reports under Sections 13 or 15(d) of the Exchange Act.

(n)State of Residence; Situs of Offer. The Subscriber is a bona fide resident of, and is domiciled in, the state or jurisdiction set forth on the signature page hereto, and all offers and communications between the Subscriber and the Company relating to the Shares were made in, and this Agreement was executed and delivered by the Subscriber in, that jurisdiction. The Subscriber has not been solicited in, and is not purchasing the Shares in, any jurisdiction in which the Offering has not been registered or qualified or in which an exemption is not available. The Subscriber will promptly notify the Company of any change of residence occurring prior to the Company’s acceptance of this subscription.

(o)Purchase for Own Account. The Subscriber is purchasing the Shares for the Subscriber’s own account, for investment, and not with a view to, or for resale in connection with, any distribution in violation of applicable securities laws, and not as an underwriter, nominee, agent, or representative of any other person. The Subscriber has no present agreement, undertaking, arrangement, obligation, or commitment to sell, transfer, pledge, or otherwise dispose of the Shares to any other person, except as may be permitted by applicable law.

(p)No General Solicitation Reliance. The Subscriber acknowledges that the Company may have used, and may continue to use, general solicitation and general advertising in connection with the Offering, including “testing the waters” communications permitted by Rule 255 under the Securities Act, and that the Subscriber’s investment decision was not based upon any such communication but upon the Offering Circular.

(q)Legal Capacity; No Minor. The Subscriber has attained the age of majority in the Subscriber’s state of residence, is not a minor, and has full legal capacity, power, and authority to execute and deliver this Agreement and to perform the Subscriber’s obligations hereunder. This Agreement constitutes the valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

(r)Entity Subscribers. If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, or other entity, it: (i) is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization; (ii) has full power and authority to execute and deliver this Agreement and to purchase and hold the Shares; (iii) has taken all action necessary to authorize the execution, delivery, and performance of this Agreement; (iv) was not organized or reorganized for the specific purpose of acquiring the Shares (or, if it was, each of its equity owners is separately eligible to purchase the Shares and the Subscriber has so advised the Company in writing); and (v) the individual executing this Agreement on its behalf has been duly authorized to do so.

(s)Fiduciary and Custodial Accounts. If the Subscriber is purchasing in a fiduciary or custodial capacity for the account of another person, (i) the Subscriber has full power and authority to make this investment on behalf of that person; (ii) the representations, warranties, and acknowledgments contained herein are made with respect to both the Subscriber and that person; and (iii) the beneficial owner meets all applicable suitability standards and financial requirements.

(t)Source of Funds. The Subscription Amount is being paid from the Subscriber’s own funds (or, in the case of a fiduciary account, from funds of the account) and has not been borrowed from, and is not being advanced or guaranteed by, the Company or any affiliate of the Company. The Company has not, directly or indirectly, extended or arranged credit for the purpose of financing the purchase of the Shares.

(u)No Bad Actor Disqualification. If, immediately following the Company’s acceptance of this subscription, the Subscriber would be a beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, then the Subscriber is not subject to any of the “bad actor” disqualifying events described in Rule 262(a)(1) through (a)(8) under the Securities Act. The Subscriber will promptly notify the Company in writing of any such event or proceeding that occurs or becomes known to the Subscriber prior to the Closing.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

(v)No Governmental Review. The Subscriber understands that no federal or state agency has passed upon the merits or risks of an investment in the Shares, made any finding or determination as to the fairness of this investment, or made any recommendation or endorsement of the Shares.

(w)Tax Consequences. The Subscriber has reviewed with the Subscriber’s own tax advisors the federal, state, local, and foreign tax consequences of this investment and understands that the Subscriber, and not the Company, is solely responsible for the Subscriber’s own tax liability that may arise as a result of this investment.

(x)Accuracy of Information Furnished. All information furnished by the Subscriber to the Company in this Agreement, in the Investor Suitability and Eligibility Questionnaire attached as Exhibit A, and otherwise in connection with the Offering is true, correct, and complete in all material respects as of the date hereof and presents an accurate statement of the Subscriber’s financial condition and investment eligibility. The Subscriber acknowledges that the Company is relying on the accuracy of that information in determining whether to accept this subscription and in complying with federal and state securities laws, and the Subscriber will promptly notify the Company in writing if any such information becomes untrue or incomplete prior to the Closing.

(y)Related-Party Transactions and Conflicts. The Subscriber has reviewed the disclosures in the Offering Circular concerning transactions with, and compensation of, the Company’s officers, directors, and affiliates, and concerning the absence of independent directors and board committees, and understands that the Company’s management is subject to conflicts of interest that will not be resolved by an independent process.

(z)No Rescission for Underperformance. The Subscriber understands that no representation has been made as to the Company’s future performance, that the Company has a limited operating history and has incurred losses, that the Company may require additional financing that may not be available on acceptable terms or at all, and that the Subscriber will have no right to rescind this investment or to obtain a return of the Subscription Amount on the basis of the Company’s performance.

9.Investor Suitability; Investment Limitations.

(a)Federal Position. The Subscriber understands that the per-investor investment limitation set forth in Rule 251(d)(2)(i)(C) under the Securities Act applies by its terms only to Tier 2 offerings and does not apply, as a matter of federal law, to this Tier 1 offering. Accordingly, no federal limitation on the amount the Subscriber may invest is imposed by Regulation A in connection with the Offering.

(b)State Suitability Standards. The Subscriber understands, however, that the securities administrators of the jurisdictions in which the Offering is qualified may impose suitability standards, per-investor investment limitations, minimum income or net worth requirements, or concentration limits as a condition to qualification, and the Subscriber represents that the Subscriber satisfies all such standards, limitations, and requirements applicable in the Subscriber’s jurisdiction, as set forth in Annex I.

(c)Voluntary Concentration Representation (If Applicable). Unless the Subscriber is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act, the Subscriber represents that the Subscription Amount does not exceed 10% of the greater of (i) the Subscriber’s annual income or (ii) the Subscriber’s net worth (excluding, in the case of a natural person, the value of the Subscriber’s primary residence and any indebtedness secured by that residence up to its estimated fair market value), in each case calculated in accordance with Rule 501 of Regulation D. In the case of a Subscriber that is not a natural person, annual income and net worth are calculated as provided in Rule 251(d)(2)(i)(C)(2) under the Securities Act.

(d)Company Reliance. The Subscriber acknowledges that the Company is relying upon the representations in this Section 9 and in Exhibit A in determining whether the Subscriber is eligible to purchase the Shares, and that the Company may, but is not obligated to, request additional documentation to verify those representations, including tax returns, bank or brokerage statements, or written confirmation from a licensed attorney, certified public accountant, registered broker-dealer, or registered investment adviser.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

10.Anti-Money Laundering; Sanctions; Customer Identification.

(a)Source of Funds. The Subscriber represents that the funds tendered with this subscription were not and are not derived from, and this investment is not being made in connection with, any activity that would contravene any applicable anti-money laundering law, including the Bank Secrecy Act, as amended by the USA PATRIOT Act, or the regulations of the U.S. Department of the Treasury thereunder.

(b)Sanctions. The Subscriber represents that neither the Subscriber nor, to the Subscriber’s knowledge, any person controlling, controlled by, or under common control with the Subscriber, or having a beneficial interest in the Subscriber, is: (i) a person or entity named on any list maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), including the Specially Designated Nationals and Blocked Persons List; (ii) a person or entity organized, resident, or located in a country or territory that is the subject of comprehensive OFAC sanctions; (iii) a senior foreign political figure, or an immediate family member or close associate of a senior foreign political figure, within the meaning of applicable anti-money laundering regulations; or (iv) a foreign shell bank.

(c)Verification and Reporting. The Subscriber agrees to provide the Company with any information or documentation the Company reasonably requests to verify the Subscriber’s identity and the source of the Subscription Amount, and acknowledges that the Company may be required by law to disclose the Subscriber’s identity and related information to governmental authorities, to refuse or unwind the subscription, or to freeze or segregate the Subscription Amount, in each case without notice to the Subscriber and without liability to the Company.

11.ERISA and Benefit Plan Investors.

If the Subscriber is (or is acting on behalf of) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), including an individual retirement account, or an entity whose underlying assets include “plan assets” by reason of such a plan’s investment in the entity, the Subscriber represents that (a) the decision to invest in the Shares was made by a fiduciary that is independent of the Company and its affiliates and is qualified to make that decision; (b) the investment is permitted under the governing plan documents and applicable law and is consistent with the fiduciary’s duties under ERISA and the Code, including the requirements of prudence, diversification, and liquidity; (c) the investment will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code; and (d) neither the Company nor any of its officers, directors, employees, or affiliates has provided investment advice for a fee or other compensation, or is acting as a fiduciary, with respect to the Subscriber’s decision to invest in the Shares.

12.Non-U.S. Subscribers.

If the Subscriber is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, the Subscriber represents that: (a) the Subscriber has satisfied itself as to the full observance of the laws of the Subscriber’s jurisdiction in connection with any invitation to subscribe for the Shares, including the legal requirements within that jurisdiction for the purchase of the Shares, any foreign exchange restrictions applicable to the purchase, any governmental or other consents that may need to be obtained, and the income tax and other tax consequences that may be relevant to the purchase, holding, sale, or transfer of the Shares; (b) the Subscriber’s subscription, payment for, and continued beneficial ownership of the Shares will not violate any securities or other law applicable in the Subscriber’s jurisdiction; (c) the Company has not undertaken and will not undertake any action to permit a public offering of the Shares in any jurisdiction outside the United States; and (d) the Subscriber will furnish an applicable Internal Revenue Service Form W-8 in lieu of the Substitute Form W-9 attached as Exhibit C and understands that distributions, if any, may be subject to United States withholding tax.

13.Taxpayer Identification; Backup Withholding.

The Subscriber shall furnish the Subscriber’s correct taxpayer identification number and shall certify, on the Substitute Form W-9 attached as Exhibit C, that the Subscriber is not subject to backup withholding. The Subscriber understands that a failure to furnish a correct taxpayer identification number, or to make the required certification, may subject the Subscriber to backup withholding on reportable payments at the rate then prescribed by Section 3406 of the Code (currently 24%), and to penalties imposed by the Internal Revenue Service.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

14.No Advisory Relationship; No Tax, Legal, or Investment Advice.

The Subscriber acknowledges that: (a) the Company and its officers, directors, employees, and agents are acting solely in the Company’s own interest in connection with the Offering and are not acting as a fiduciary, financial adviser, investment adviser, broker, dealer, or agent of the Subscriber; (b) no such person has provided the Subscriber with investment, accounting, regulatory, tax, or legal advice with respect to the Offering or the Shares; (c) counsel to the Company, including John E. Dolkart, Jr., Esq., has acted solely as counsel to the Company and has not represented, advised, or acted on behalf of the Subscriber in connection with the Offering, and no attorney-client relationship exists between such counsel and the Subscriber; and (d) the Subscriber has been advised to consult, and has had the opportunity to consult, the Subscriber’s own legal, tax, accounting, and financial advisors before investing.

15.Indemnification.

The Subscriber shall indemnify and hold harmless the Company and its officers, directors, employees, agents, and affiliates from and against any and all loss, liability, claim, damage, cost, and expense (including reasonable attorneys’ fees and expenses, and costs of investigation and of enforcing this indemnity) arising out of or based upon any breach by the Subscriber of any representation, warranty, covenant, or agreement made by the Subscriber in this Agreement, in Exhibit A, or in any other document furnished by the Subscriber to the Company in connection with the Offering. This indemnity is in addition to, and not in limitation of, any other remedy available to the Company at law or in equity. Notwithstanding the foregoing, nothing in this Section 15 constitutes a waiver by the Subscriber of any right, or of compliance by the Company with any provision, of the federal securities laws or the rules and regulations thereunder, and the Subscriber’s indemnity obligations do not extend to any liability arising from the Company’s own violation of the federal or state securities laws.

16.Electronic Delivery and Signature.

(a)Consent to Electronic Delivery. The Subscriber consents to the electronic delivery of the Offering Circular, this Agreement, any notice contemplated by Section 6(c), and all other documents, notices, and communications relating to the Offering and to the Subscriber’s ownership of the Shares, whether by electronic mail, by posting on the Company’s website, or by reference to the Commission’s EDGAR system. The Subscriber may revoke this consent, and may request paper copies of any such document at no charge, by written notice to the Company at the address in Section 18.

(b)Electronic Signature. The Subscriber agrees that this Agreement and the exhibits hereto may be executed and delivered by electronic signature and electronic transmission, and that an electronic signature has the same legal effect as a manual signature under the federal Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transactions Act as in effect in the applicable jurisdiction. The Subscriber represents that the Subscriber has the hardware, software, and internet access necessary to receive documents electronically.

17.Confidentiality; Use of Subscriber Information.

The Subscriber acknowledges that the Company may disclose the Subscriber’s name, address, taxpayer identification number, share ownership, and other information: (a) to the Company’s transfer agent, accountants, auditors, and legal counsel; (b) to the Commission, any state securities administrator, FINRA, or any other governmental or self-regulatory authority, in each case as required by law or in connection with the Offering, any blue sky filing, or any Rule 15c2-11 submission by a market maker; and (c) as otherwise required by law or legal process. The Subscriber consents to each such disclosure. The Subscriber agrees to keep confidential any non-public information regarding the Company furnished to the Subscriber in connection with the Offering that is not contained in the Offering Circular, and acknowledges that United States securities laws prohibit any person who has received material non-public information concerning an issuer from purchasing or selling securities of that issuer, or from communicating that information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

18.Notices.

All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered personally; (b) one business day after deposit with a nationally recognized overnight courier, charges

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

prepaid; (c) three business days after being mailed by certified or registered mail, return receipt requested, postage prepaid; or (d) when transmitted by electronic mail, if sent during normal business hours of the recipient and no delivery-failure notice is received, and otherwise on the next business day. Notices to the Company shall be addressed to East West International, Inc., Attention: Nezar Mohamed, President and Chief Executive Officer, 5023 West 120th Avenue, PMB #324, Broomfield, Colorado 80020-5606, telephone (702) 767-3065, or to such other address as the Company may designate. Notices to the Subscriber shall be addressed to the address set forth on the signature page hereto, or to such other address as the Subscriber may designate by written notice to the Company.

19.Assignment; Successors and Assigns.

The Subscriber may not assign or transfer this Agreement, the subscription made hereby, or any interest herein or therein, and any purported assignment or transfer shall be void. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns. There are no third-party beneficiaries of this Agreement.

20.Amendment; Waiver.

Neither this Agreement nor any provision hereof may be amended, modified, or waived except by a written instrument signed by the party against whom enforcement of the amendment, modification, or waiver is sought; provided, that the Company may amend or supplement the form of this Agreement prospectively as to subscriptions not yet accepted, including as required by any state securities administrator. No failure or delay by any party in exercising any right hereunder shall operate as a waiver, and no single or partial exercise of any right shall preclude any other or further exercise of that or any other right.

21.Severability.

If any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under applicable law, that provision shall be modified to the minimum extent necessary to render it enforceable, or if modification is not possible, shall be severed, and the remaining provisions of this Agreement shall continue in full force and effect. In particular, if any provision of this Agreement is held to be invalid or unenforceable under the securities laws of the Subscriber’s jurisdiction, that provision shall be inoperative in that jurisdiction only, and the remainder of this Agreement shall be given effect.

22.Entire Agreement; Counterparts; Headings.

This Agreement, together with the exhibits and Annex I hereto and the Offering Circular, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Section headings are for convenience of reference only and shall not affect the interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party drafting it.

23.Governing Law; Venue; Non-Waiver of Securities Laws.

(a)Governing Law. This Agreement and all matters arising out of or relating to it shall be governed by and construed in accordance with the laws of the State of Wyoming, without regard to any conflict-of-laws principle that would result in the application of the law of another jurisdiction, and, to the extent applicable, the federal securities laws of the United States.

(b)Venue. Subject to Section 23(c), each party irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Colorado for any action or proceeding arising out of or relating to this Agreement, and waives any objection to venue or to the convenience of that forum. Notwithstanding the foregoing, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

(c)Non-Waiver. Nothing in this Agreement, including Sections 15, 19, 22, and 23, constitutes a waiver by the Subscriber of, or a limitation upon, any right or remedy conferred upon the Subscriber by the Securities Act, the Exchange Act, or any applicable state securities law, or of the Company’s obligation to comply with those laws. Any provision that purports to effect such a waiver is void to the extent of the conflict. Section 14 of the Securities Act and Section 29(a) of the Exchange Act render void any condition, stipulation, or provision binding a person to waive compliance with those statutes or the rules thereunder.

24.Survival; Further Assurances.

The representations, warranties, acknowledgments, and covenants of the Subscriber contained in this Agreement and in Exhibit A shall survive the Closing, the issuance of the Shares, and any disposition of the Shares by the Subscriber. The Subscriber shall execute and deliver such further documents and take such further action as the Company may reasonably request to carry out the purposes of this Agreement or to comply with applicable federal or state securities laws.

25.Acknowledgment of Risk Factors.

THE SUBSCRIBER HAS CAREFULLY REVIEWED AND UNDERSTANDS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE SHARES AS DESCRIBED IN THE OFFERING CIRCULAR, WITH SPECIFIC REFERENCE TO THE SECTION CAPTIONED “RISK FACTORS.” THE SUBSCRIBER ACKNOWLEDGES THAT THIS INVESTMENT ENTAILS SIGNIFICANT RISKS, INCLUDING THE RISK OF LOSS OF THE ENTIRE SUBSCRIPTION AMOUNT, AND THAT THE SUBSCRIBER IS ABLE TO BEAR THAT LOSS.

[Signature pages follow.]

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

SUBSCRIBER SIGNATURE PAGE - INDIVIDUAL OR JOINT SUBSCRIBERS

East West International, Inc. - Subscription Agreement

The undersigned has executed this Subscription Agreement as of the date set forth below and hereby subscribes for the Shares indicated:

Number of Shares subscribed for: _________________________________________	Aggregate Subscription Amount (at $0.10 per Share): $ _________________________________________

Form of ownership (check one): ☐ Individual ☐ Joint Tenants with Right of Survivorship ☐ Tenants in Common ☐ Community Property ☐ Tenants by the Entirety ☐ Uniform Transfers/Gifts to Minors Act (custodian) - State: __________

Method of payment (check one): ☐ Check enclosed ☐ Wire transfer sent on __________ Confirmation/reference no.: __________

_________________________________________ Signature of Subscriber	_________________________________________ Signature of Joint Subscriber (if any)
_________________________________________ Print Name of Subscriber	_________________________________________ Print Name of Joint Subscriber
_________________________________________ Social Security or Taxpayer Identification No.	_________________________________________ Social Security or Taxpayer Identification No.
_________________________________________ Date of Birth	_________________________________________ Date of Birth
_________________________________________ Residence Address (no P.O. box)	_________________________________________ Mailing Address (if different)
_________________________________________ City, State, and ZIP Code	_________________________________________ City, State, and ZIP Code
_________________________________________ Telephone Number	_________________________________________ Electronic Mail Address
_________________________________________ State of Residence / Domicile	_________________________________________ Date of Execution

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

SUBSCRIBER SIGNATURE PAGE - ENTITY, TRUST, OR FIDUCIARY SUBSCRIBERS

East West International, Inc. - Subscription Agreement

The undersigned entity has executed this Subscription Agreement as of the date set forth below, by its duly authorized representative, and hereby subscribes for the Shares indicated:

Number of Shares subscribed for: _________________________________________	Aggregate Subscription Amount (at $0.10 per Share): $ _________________________________________

Type of entity (check one): ☐ Corporation ☐ Limited Liability Company ☐ General or Limited Partnership ☐ Revocable or Irrevocable Trust ☐ Individual Retirement Account ☐ Employee Benefit Plan ☐ Estate ☐ Other: __________________

Jurisdiction of organization: __________________  Date of organization: __________________

Was the entity organized for the specific purpose of acquiring the Shares? ☐ No ☐ Yes (if yes, each equity owner must separately qualify and complete Exhibit A)

_________________________________________ Print Full Legal Name of Entity	_________________________________________ Taxpayer Identification Number
_________________________________________ Signature of Authorized Representative	_________________________________________ Date of Execution
_________________________________________ Print Name of Authorized Representative	_________________________________________ Title / Capacity
_________________________________________ Principal Place of Business (no P.O. box)	_________________________________________ Mailing Address (if different)
_________________________________________ City, State, and ZIP Code	_________________________________________ City, State, and ZIP Code
_________________________________________ Telephone Number	_________________________________________ Electronic Mail Address

Note: Entity subscribers must furnish evidence of authority reasonably satisfactory to the Company, such as a certified resolution, incorporator’s or manager’s certificate, partnership agreement, or the trust instrument together with a certification of trustee.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

ACCEPTANCE BY THE COMPANY

East West International, Inc. - Subscription Agreement

The foregoing subscription is hereby accepted by East West International, Inc., a Wyoming corporation, as to the number of Shares set forth below, on the terms and subject to the conditions of the Subscription Agreement.

Number of Shares accepted: _________________________________________	Aggregate purchase price accepted: $ _________________________________________
Number of Shares rejected (if any): _________________________________________	Amount returned to Subscriber (if any): $ _________________________________________

EAST WEST INTERNATIONAL, INC.

_________________________________________ By: Nezar Mohamed, President and Chief Executive Officer	_________________________________________ Date of Acceptance

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

EXHIBIT A

INVESTOR SUITABILITY AND ELIGIBILITY QUESTIONNAIRE

East West International, Inc.

The Company requires the information requested below in order to determine whether the Subscriber is eligible to purchase Shares under applicable federal and state securities laws and any suitability standards imposed as a condition to qualification of the Offering in the Subscriber’s jurisdiction. The Subscriber’s responses will be kept confidential, subject to Section 17 of the Subscription Agreement. Please answer every item; if an item does not apply, mark it “N/A.”

A-1.  Subscriber Identification.

Full legal name: _______________________________________________  Date of birth or organization: ______________

Residence or principal place of business (no P.O. box): ____________________________________________________

City: __________________  State: __________  ZIP: __________  Country: __________  Years at address: _______

Telephone: ____________________  Electronic mail: ______________________________________________________

Social Security or taxpayer identification number: ______________________  Citizenship: __________________

Occupation, position, and employer (or, for entities, principal business): ________________________________

A-2.  Financial Condition (natural persons).

Individual annual income for each of the two most recent calendar years: $______________ / $______________

Joint annual income with spouse or spousal equivalent for each of the two most recent years: $__________ / $__________

Reasonably expected annual income for the current calendar year: $______________

Net worth, individually or jointly with spouse or spousal equivalent, excluding the value of the primary residence and any indebtedness secured by that residence up to its estimated fair market value: $______________

For entities: total assets $______________  Total liabilities $______________  Net worth $______________

A-3.  Accredited Investor Status.

Check each category below that applies to the Subscriber. If none applies, check “None of the above,” which will not by itself disqualify the Subscriber from purchasing Shares in this Tier 1 offering but may subject the Subscriber to concentration limits under Section 9(c) of the Subscription Agreement and to any applicable state suitability standard.

☐ A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000, excluding the value of the person’s primary residence and any indebtedness secured by that residence up to its estimated fair market value.

☐ A natural person with individual income exceeding $200,000 in each of the two most recent years, or joint income with that person’s spouse or spousal equivalent exceeding $300,000 in each of those years, and a reasonable expectation of reaching the same income level in the current year.

☐ A natural person holding in good standing one or more professional certifications or designations or other credentials designated by the Commission as qualifying, currently the General Securities Representative

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65).

☐ A natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act, of the issuer of the securities where the issuer is a private fund.

☐ A bank, savings and loan association, registered broker or dealer, registered investment adviser or exempt reporting adviser, insurance company, registered investment company, business development company, small business investment company, or rural business investment company, in each case as described in Rule 501(a)(1).

☐ A plan established and maintained by a state or its political subdivisions, or an agency or instrumentality thereof, for the benefit of its employees, with total assets in excess of $5,000,000.

☐ An employee benefit plan within the meaning of ERISA, if the investment decision is made by a plan fiduciary that is a bank, savings and loan association, insurance company, or registered investment adviser, or if the plan has total assets in excess of $5,000,000, or, if a self-directed plan, if investment decisions are made solely by persons that are accredited investors.

☐ A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐ A corporation, partnership, limited liability company, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Code, in each case not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐ A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii).

☐ An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

☐ A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, with assets under management in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose prospective investment is directed by a person with the knowledge and experience to evaluate the merits and risks of the investment, or a “family client” of such a family office whose investment is directed by that family office.

☐ A director or executive officer of the Company.

☐ An entity in which all of the equity owners are accredited investors.

☐ None of the above.

A-4.  Investment Experience and Sophistication.

Describe the Subscriber’s prior experience investing in securities, including any prior investments in unlisted, early-stage, or restricted securities: ________________________________________________________________________

_______________________________________________________________________________________________________

Does the Subscriber, alone or with the Subscriber’s advisor, have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of this investment?  ☐ Yes  ☐ No

Is the Subscriber relying on a purchaser representative or investment advisor?  ☐ No  ☐ Yes - Name: ____________________  Firm: ____________________  Relationship to the Company, if any: ____________________

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

A-5.  Suitability Confirmations.

The Subscriber confirms each of the following by initialing in the space provided:

______The Subscriber can bear the complete loss of the entire Subscription Amount without a material adverse change to the Subscriber’s standard of living or financial condition.

______The Subscriber has no need for liquidity in this investment and can hold the Shares for an indefinite period.

______The Subscriber understands that there is no public trading market for the common stock and that none may ever develop.

______The Subscription Amount does not exceed any applicable investment or concentration limitation described in Section 9 of the Subscription Agreement or in Annex I for the Subscriber’s jurisdiction.

______The Subscriber has received and reviewed the Offering Circular in its entirety, including the section captioned “Risk Factors.”

A-6.  Affiliation and Disqualification.

Is the Subscriber, or any of the Subscriber’s immediate family members, an officer, director, employee, or affiliate of the Company, or a person who beneficially owns 20% or more of the Company’s outstanding voting equity securities?  ☐ No  ☐ Yes - Explain: ____________________________________

Is the Subscriber, or any of the Subscriber’s directors, executive officers, general partners, or managing members, associated with or employed by a member firm of FINRA, or a person who owns securities of a member firm?  ☐ No  ☐ Yes - Explain: ____________________________________

If the Subscriber would beneficially own 20% or more of the Company’s outstanding voting equity securities immediately following the Closing, is the Subscriber subject to any disqualifying event described in Rule 262(a)(1) through (a)(8) under the Securities Act?  ☐ No  ☐ Yes - Explain: ____________________________

A-7.  Certification.

The Subscriber certifies that the information furnished in this Questionnaire is true, correct, and complete in all material respects; understands that the Company will rely upon this information in determining whether the Subscriber may purchase Shares and in complying with federal and state securities laws; and agrees to notify the Company promptly in writing if any of this information ceases to be true, correct, and complete before the Closing. The Subscriber further agrees to furnish such supporting documentation as the Company may reasonably request to verify the foregoing.

_________________________________________ Signature of Subscriber (or Authorized Representative)	_________________________________________ Date
_________________________________________ Print Name and, if applicable, Title	_________________________________________ Signature of Joint Subscriber (if any)

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

EXHIBIT B

PAYMENT AND DELIVERY INSTRUCTIONS

Delivery of subscription documents. Deliver the completed and executed Subscription Agreement, Exhibit A (Investor Suitability and Eligibility Questionnaire), and Exhibit C (Substitute Form W-9), together with payment in full, to:

East West International, Inc.

Attention: Nezar Mohamed, President and Chief Executive Officer

5023 West 120th Avenue, PMB #324

Broomfield, Colorado 80020-5606

Telephone: (702) 767-3065  ·  Electronic mail: [•]

Payment by check. Make the check payable to “East West International, Inc.” and note the Subscriber’s name and “Regulation A Subscription” on the memo line. Checks must be drawn on a United States bank in United States dollars. Third-party checks, cash, cashier’s checks drawn without an identified remitter, money orders, and traveler’s checks will not be accepted.

Payment by wire transfer. Wire the Subscription Amount in immediately available funds in accordance with the following instructions, and reference the Subscriber’s full legal name:

Beneficiary (account name)	East West International, Inc.
Bank name	Chase Bank
Bank address	2990 Arapahoe Road, Lafeyette, Colorado 80026
ABA / routing number	[To be entered when sent to subscribers]
Account number	[To be entered when sent to subscribers]
SWIFT / BIC (international)	CHASUS33
Reference	Regulation A Subscription – [Name of Subscriber]

The Subscriber is responsible for all wire transfer fees and other bank charges. Subscription funds are not held in escrow and, upon acceptance of the subscription, will be deposited in the Company’s operating account and available for immediate use by the Company.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

EXHIBIT C

SUBSTITUTE FORM W-9 - TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, the Subscriber certifies that:

(1)The number shown on this form is the Subscriber’s correct taxpayer identification number (or the Subscriber is waiting for a number to be issued);

(2)The Subscriber is not subject to backup withholding because (a) the Subscriber is exempt from backup withholding, (b) the Subscriber has not been notified by the Internal Revenue Service that the Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified the Subscriber that the Subscriber is no longer subject to backup withholding;

(3)The Subscriber is a United States person (including a United States resident alien); and

(4)Any FATCA code entered on this form indicating exemption from reporting under the Foreign Account Tax Compliance Act is correct.

Strike out item (2) above if the Subscriber has been notified by the Internal Revenue Service that the Subscriber is currently subject to backup withholding because of a failure to report all interest and dividends on the Subscriber’s tax return. Non-United States subscribers should not complete this form and should instead furnish the applicable Internal Revenue Service Form W-8.

Name (as shown on the Subscriber’s income tax return): _________________________________________	Business name / disregarded entity name, if different: _________________________________________
Federal tax classification: ☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate ☐ LLC (tax classification: ______) ☐ Other: __________
Social Security Number: _____ – _____ – _________	Employer Identification Number: _____ – _______________
Exempt payee code (if any): ____________	Exemption from FATCA reporting code (if any): ____________
Signature of United States Person	Date

The Internal Revenue Service does not require the Subscriber’s consent to any provision of this document other than the certifications required to avoid backup withholding.

EAST WEST INTERNATIONAL, INC. - FORM OF SUBSCRIPTION AGREEMENT (REGULATION A, TIER 1)

ANNEX I

STATE-SPECIFIC LEGENDS, SUITABILITY STANDARDS, AND CONDITIONS

This Tier 1 offering is not exempt from state registration or qualification under Section 18 of the Securities Act. The Shares may be offered and sold only in the jurisdictions listed below, and only to Subscribers who satisfy the suitability standards and other conditions imposed by those jurisdictions. Each Subscriber should review the entries applicable to the Subscriber’s state of residence before completing the Subscription Agreement.

Jurisdiction	Status of Qualification	Suitability Standards, Investment Limitations, Legends, and Other Conditions
Nevada	Blue Sky (Form N-9)

[End of Subscription Agreement]